STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

(formerly known as the GE Investments Funds, Inc.)

State Street Core Value Equity V.I.S. Fund

(formerly known as the GE Investments Core Value Equity Fund)

Supplement Dated January 17, 2017

To the Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated May 1, 2016, as supplemented and/or amended on July 1, 2016, October 3, 2016 and November 30, 2016

State Street Core Value Equity V.I.S. Fund

At a meeting held on December 14, 2016, the Board of Directors of the State Street Variable Insurance Series Funds, Inc. (the “Company”) approved a plan of dissolution, liquidation and termination of the State Street Core Value Equity V.I.S. Fund (the “Fund”), a series of the Company. As a result, the plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to remaining shareholders. The liquidation of the Fund is expected to occur on or about April 28, 2017 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date.

This supplement should be retained with your Prospectus, Summary Prospectus and/or Statement of Additional Information for future reference.